                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2003
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                              United Capital Corp.
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               (Exact Name of Registrant as Specified in Charter)

Delaware                                1-10104              04-2294493
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(State or Other Jurisdiction            Commission           (I.R.S. Employer
of Incorporation)                       File Number)         Identification No.)

9 Park Place, Great Neck, New York                                    11021
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (516) 466-6464
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events and Required FD Disclosure
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     On June 10, 2003,  United  Capital Corp.  (American  Stock  Exchange:  AFP)
issued a press  release,  set  forth as  Exhibit  99.1 to this  Current  Report, relating to a stock  dividend and a stock  split.  For  additional  information, reference  is  made  to the  press  release  which  is  incorporated  herein  by reference.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c)     Exhibits
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             Exhibit No.   Exhibits
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             99.1          Press Release of United Capital Corp. dated
                           June 10, 2003.

                                    SIGNATURE
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                   UNITED CAPITAL CORP.

Dated: June 11, 2003               By: /s/ Anthony J. Miceli
                                   ---------------------------------------------
                                   Name:  Anthony J. Miceli
                                   Title: Vice President, Chief
                                          Financial Officer and Secretary